enstargroup.com ENSTAR GROUP LIMITED Investor Financial Supplement December 31, 2022

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 5 Book Value Per Share & Return On Equity 7 Consolidated Results by Segment 8 Prior Period Development (“PPD”) by Acquisition Year 12 Ultimate Losses % Acquired Losses by Acquisition Year 13 Adjusted PPD by Acquisition Year 14 Adjusted Ultimate Losses % Acquired Losses 15 Capital Position & Credit Ratings 16 Non-GAAP Measures 17 Reconciliation to Adjusted Book Value per Share 19 Reconciliation to Adjusted Return on Equity 20 Reconciliation to Adjusted Run-off Liability Earnings 23 Reconciliation to Adjusted Total Investment Return 26 Reconciliation of PPD by Acquisition Year 27 Reconciliation of Assumed and Acquired Reserves 29 Investment Composition 30

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global (re)insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. A market leader in completing legacy acquisitions, Enstar has acquired over 110 companies and portfolios since its formation in 2001. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in millions of U.S. Dollars, except for share and per share amounts. This Investor Financial Supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10- K and its Quarterly Reports on Form 10-Q. Change in Accounting Principle Effective for 2022, we changed our accounting principle for the treatment of DCA amortization and retrospectively applied this change to all prior period information. As of January 1, 2020, the cumulative effect of this change resulted in a $158 million increase to retained earnings. We regard DCA as an adjustment to the liabilities that we acquire and record at book value. As a result, DCA reflects the time value of money difference between the premium received and liabilities recorded. In addition, we no longer adjust DCA amortization as if any change in the amount of related liabilities were known on inception, and we have separated DCA amortization from our measures of run-off liability earnings (“RLE”) and RLE % as we now view DCA as a separate overall cost of the acquisition of the contract. For additional information, please refer to Note 2 and Note 9 of our consolidated financial statements included within Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2022. GAAP Financial Measures We amended our calculation of TIR to include the unrealized gains (losses) on our AFS securities, net of reclassification adjustments and excluding foreign exchange, included within other comprehensive income (“OCI”). We believe this represents a better measure of “total” investment return, and eliminates the discrepancy between the numerator and denominator, whereby the fair value of AFS securities includes any unrealized gains (losses) in AOCI. Non-GAAP Financial Measures In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation program. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Some of the adjustments reflected in our non-GAAP measures are recurring items, such as the exclusion of adjustments to net realized and unrealized (gains)/losses on fixed income securities recognized in our income statement, the fair value of certain of our loss reserve liabilities for which we have elected the fair value option, and the amortization of fair value adjustments. Management makes these adjustments in assessing our performance so that the changes in fair value due to interest rate movements, which are applied to some but not all of our assets and liabilities as a result of preexisting accounting elections, do not impair comparability across reporting periods. It is important for the readers of our periodic filings to understand that these items will recur from period to period. However, we exclude these items for the purpose of presenting a comparable view across reporting periods of the impact of our underlying claims management and investment without the effect of interest rate fluctuations on assets that we anticipate to hold to maturity and non-cash changes to the fair value of our reserves. Similarly, our non-GAAP measures reflect the exclusion of certain items that we deem to be nonrecurring, unusual or infrequent when the nature of the charge or gain is such that it is not reasonably likely that such item may recur within two years, nor was there a similar charge or gain in the preceding two years. This includes adjustments related to bargain purchase gains on acquisitions of businesses, net gains or losses on sales of subsidiaries, net assets of held for sale or disposed subsidiaries classified as discontinued operations, and other items that we separately disclose. Refer to pages 17 to 26 for further details.

4 Explanatory Notes (continued) Non-GAAP Financial Measures (continued) We have changed our non-GAAP measures in 2022 as follows: • The opening GAAP balances of our 2021 and 2020 Adjusted BVPS*, Adjusted ROE* and Adjusted RLE* measures have been retrospectively adjusted for a change in accounting principle, as described above. • We no longer remove ULAE from our Adjusted RLE and RLE % calculations as our estimate of future claims handling costs is connected to our claims settlement strategies and outcomes and the RLE measures now reflect the direct and indirect performance of the management of our liabilities. Presentation of GAAP and Non-GAAP Measures We complete most of our annual loss reserve studies in the fourth quarter of each year and, as a result, tend to record the largest movements, both favorable and adverse, to net incurred losses and LAE in this period. As such, we have not included our quarter to date calculation of Annualized RLE % and Annualized Adjusted RLE %*, as annualizing the quarter to date measures would misrepresent our expected annual results. Investment Composition In certain instances, U.S. GAAP requires, in part, that invested assets be classified based upon the legal form of the investment which may not correspond to management’s view of the underlying economic exposure. For example: 1. Enstar has certain investments in public shares of exchange traded funds (“ETF”) where the underlying exposure of the ETF is an investment in investment grade fixed income securities. U.S. GAAP requires that the investment be classified as “Equities”. 2. Enstar has certain private equity funds that are collectively held in a limited partnership. U.S. GAAP requires that the investment be classified as “Private equity funds” within “Other Investments”. 3. Enstar has certain privately held equities that are required to be classified as “Equities” under U.S. GAAP. Where relevant, we have disclosed the underlying economic exposure of our investments in order to be consistent with the manner in which management views the underlying portfolio composition. Refer to pages 30 and 31 for further details. Cautionary Statement This Investor Financial Supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Form 10-K for the year ended December 31, 2022 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law. * Non-GAAP financial measure.

Financial Highlights

	Three Months Ended		Year Ended	
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Key Earnings Metrics				
ROE	5.9 %	2.1 %	(15.6)%	7.9 %
Adjusted ROE [(1)]	4.2 %	2.5 %	(1.1)%	10.1 %
Basic net earnings (loss) per share	$ 13.34	$ 6.74	$ (52.65)	$ 25.33
Diluted net earnings (loss) per share	$ 13.26	$ 6.66	$ (52.65)	$ 24.94
Key Run-off Metrics				
Average net loss reserves			$ 11,969	$ 10,344
Run-off liability earnings ("RLE")			6.3 %	3.9 %
Average adjusted net loss reserves [(1)]			$ 12,636	$ 10,455
Adjusted RLE [(1)]			3.9 %	3.6 %
Key Investment Return Metrics				
Average aggregate invested assets	$ 19,503	$ 21,569	$ 20,079	$ 20,840
Annualized Total investment return ("TIR")	3.5 %	1.0 %	(9.0)%	2.0 %
Investment book yield	3.33 %	1.60 %	2.47 %	1.84 %
(Losses) earnings from equity method investments	$ (86)	$ (8)	$ (74)	$ 93
Adjusted average aggregate invested assets [(1)]	$ 21,380	$ 21,438	$ 21,165	$ 20,561
Annualized adjusted TIR [(1)]	1.9 %	2.0 %	(0.2)%	3.6 %
Key Shareholder Metrics				
Ordinary shareholders' equity			$ 4,191	$ 5,813
Total Enstar shareholders' equity			$ 4,701	$ 6,323
Book value per ordinary share ("BVPS")			$ 246.20	$ 329.20
Adjusted BVPS [(1)]			$ 243.09	$ 323.43
Change in adjusted BVPS			(24.8)%	12.1 %
Ordinary shares repurchased:				
Shares	—	167,617	697,580	4,010,695
Cost	$ —	$ 40	$ 163	$ 942
Average price per share	$ —	$ 241.13	$ 233.92	$ 234.82
Total ordinary shares outstanding			17,022,420	17,657,944
Adjusted ordinary shares outstanding			17,240,591	17,973,149
Key Balance Sheet Metrics				
Total assets			$ 22,154	$ 24,656
Debt obligations			$ 1,829	$ 1,691
Total liabilities			$ 17,189	$ 17,924
Total investable assets to ordinary shareholders' equity			4.66x	3.73x
Total net loss reserves to ordinary shareholders' equity			2.87x	2.05x
Debt to total capitalization attributable to Enstar			28.0 %	21.1 %

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(1) Non-GAAP financial measure, refer to pages 17 to 26 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

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Financial Highlights - Five Years

ENSTAR

	Year Ended December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018 [2]
Key Earnings Metrics					
Return on equity	(15.6)%	7.9 %	38.4 %	25.5 %	(5.0)%
Adjusted return on equity [1]	(1.1)%	10.1 %	41.9 %	18.8 %	2.4 %
Key Run-off Metrics					
Average net loss reserves	$ 11,969	$ 10,344	$ 8,352	$ 7,641	$ 6,435
Run-off liability earnings	6.3 %	3.9 %	0.4 %	0.1 %	3.5 %
Average adjusted net loss reserves [1]	$ 12,636	$ 10,455	$ 8,129	$ 7,160	$ 5,847
Adjusted run-off liability earnings [1]	3.9 %	3.6 %	3.5 %	4.0 %	6.4 %
Key Investment Return Metrics					
Average investable assets	$ 20,079	$ 20,840	$ 15,443	$ 13,758	$ 10,322
Total investment return	(9.0)%	2.0 %	14.6 %	10.0 %	(1.0)%
Investment book yield	2.47 %	1.84 %	2.53 %	2.80 %	2.50 %
(Losses) earnings from equity method investments	$ (74)	$ 93	$ 239	$ 56	$ 42
Average adjusted investable assets [1]	$ 21,165	$ 20,561	$ 15,153	$ 13,646	$ 10,393
Adjusted total investment return [1]	(0.2)%	3.6 %	12.4 %	6.3 %	1.3 %
Key Shareholder Metrics					
Ordinary shareholders' equity	$ 4,191	$ 5,813	$ 6,326	$ 4,490	$ 3,546
Total Enstar shareholders' equity	$ 4,701	$ 6,323	$ 6,836	$ 5,000	$ 4,056
Basic book value per ordinary share	$ 246.20	$ 329.20	$ 293.97	$ 208.73	$ 165.23
Adjusted book value per ordinary share [1]	$ 243.09	$ 323.43	$ 288.56	$ 205.11	$ 162.98
Change in adjusted book value per ordinary share	(24.8)%	12.1 %	40.7 %	25.9 %	(2.5)%
Ordinary shares repurchased:					
Shares	697,580	4,010,695	178,280	—	—
Cost	$ 163	$ 942	$ 26	$ —	$ —
Average price per share	$ 233.92	$ 234.82	$ 145.87	$ —	$ —
Total ordinary shares outstanding	17,022,420	17,657,944	21,519,602	21,511,505	21,459,997
Adjusted ordinary shares outstanding	17,240,591	17,973,149	21,993,598	21,989,971	21,881,063
Key Balance Sheet Metrics					
Total assets	$ 22,154	$ 24,656	$ 21,789	$ 19,984	$ 16,710
Debt obligations	$ 1,829	$ 1,691	$ 1,373	$ 1,191	$ 862
Total liabilities	$ 17,189	$ 17,924	$ 14,574	$ 14,531	$ 12,184
Total investable assets to ordinary shareholders' equity	4.66x	3.73x	2.73x	3.13x	3.54x
Total net loss reserves to ordinary shareholders' equity	2.87x	2.05x	1.39x	1.77x	2.07x
Debt to total capitalization attributable to Enstar	28.0 %	21.1 %	16.7 %	19.2 %	17.5 %

(1) Non-GAAP financial measure, refer to pages 17 to 26 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.
(2) The 2017 and 2018 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

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| enstargroup.com 7 Book Value Per Share & Return on Equity - Five Years Growth in Book Value Per Ordinary Share and Adjusted Book Value Per Ordinary Share* Annual % Change $165.23 $208.73 $293.97 $329.20 $246.20 $162.98 $205.11 $288.56 $323.43 $243.09 Book Value Per Ordinary Share Adjusted Book Value Per Ordinary Share* 2018 2019 2020 2021 2022 $0 $50 $100 $150 $200 $250 $300 $350 Return on Equity and Adjusted Return on Equity* (5.0)% 25.5% 38.4% 7.9% (15.6)% 2.4% 18.8% 41.9% 10.1% (1.1)% Return on Equity Adjusted Return on Equity* 2018 2019 2020 2021 2022 26.3% 25.9% 40.8% 40.7% 12.0% 12.1% (25.2)% (24.8)% (2.7)% (2.5)% * Non-GAAP financial measure, refer to page 17 for further details. See also pages 19, 21 and 22 for a reconciliation to the most directly comparable GAAP measure.

Consolidated Results by Segment - Q4 2022

ENSTAR

	Three Months Ended December 31, 2022					
	Run-off	Assumed Life	Investments	Legacy Underwriting	Corporate and other (1)	Total
INCOME						
Net premiums earned	$ 13	$ —	$ —	$ 1	$ —	$ 14
Net investment income	—	—	151	2	—	153
Net realized losses	—	—	(24)	—	—	(24)
Net unrealized gains	—	—	37	2	—	39
Other income (expense)	3	—	—	(3)	2	2
Total income	16	—	164	2	2	184
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	9	—	—	—	—	9
Prior period	(254)	(26)	—	1	(1)	(280)
Total net incurred losses and loss adjustment expenses	(245)	(26)	—	1	(1)	(271)
Amortization of net deferred charge assets	—	—	—	—	20	20
Acquisition costs	4	—	—	(1)	—	3
General and administrative expenses	34	1	9	2	51	97
Total expenses	(207)	(25)	9	2	70	(151)
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	223	25	155	—	(68)	335
Losses from equity method investments	—	—	(86)	—	—	(86)
SEGMENT EARNINGS (LOSS)	$ 223	$ 25	$ 69	$ —	(68)	249
Interest expense					(18)	(18)
Net foreign exchange losses					(12)	(12)
Income tax benefit					16	16
NET EARNINGS						235
Net loss attributable to noncontrolling interests					1	1
NET EARNINGS ATTRIBUTABLE TO ENSTAR						236
Dividends on preferred shares					(9)	(9)
NET (LOSS) EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (90)	$ 227

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC ("DCo") and Morse TEC LLC ("Morse TEC"). Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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Consolidated Results by Segment - Q4 2021

	Three Months Ended December 31, 2021					
	Run-off	Assumed Life	Investments	Legacy Underwriting	Corporate and other [1]	Total
INCOME						
Net premiums earned	$ 28	$ 5	$ —	$ 8	$ —	$ 41
Net investment income	—	—	80	1	—	81
Net realized losses	—	—	(62)	—	—	(62)
Net unrealized gains (losses)	—	—	69	(1)	—	68
Other income (expense)	25	—	—	(4)	(6)	15
Net gain of purchase and sale of subsidiaries	—	—	—	—	11	11
Total income	53	5	87	4	5	154
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	23	2	—	1	—	26
Prior period	(154)	—	—	(1)	(4)	(159)
Total net incurred losses and loss adjustment expenses	(131)	2	—	—	(4)	(133)
Policyholder benefit expenses	—	(4)	—	—	1	(3)
Amortization of net deferred charge assets	—	—	—	—	17	17
Acquisition costs	7	—	—	—	—	7
General and administrative expenses	49	1	13	4	31	98
Total expenses	(75)	(1)	13	4	45	(14)
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	128	6	74	—	(40)	168
Losses from equity method investments	—	—	(8)	—	—	(8)
SEGMENT EARNINGS (LOSS)	$ 128	$ 6	$ 66	$ —	(40)	160
Interest expense					(18)	(18)
Net foreign exchange gains					3	3
Income tax expense					(14)	(14)
NET EARNINGS						131
Net earnings attributable to noncontrolling interests					(2)	(2)
NET EARNINGS ATTRIBUTABLE TO ENSTAR						129
Dividends on preferred shares					(9)	(9)
NET (LOSS) EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (80)	$ 120

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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Consolidated Results by Segment - 2022

	Year Ended December 31, 2022					
	Run-off	Assumed Life	Investments	Legacy Underwriting	Corporate and other [(1)]	Total
INCOME						
Net premiums earned	$ 40	$ 17	$ —	$ 9	$ —	$ 66
Net investment income	—	—	445	10	—	455
Net realized losses	—	—	(135)	—	—	(135)
Net unrealized losses	—	—	(1,469)	(10)	—	(1,479)
Other income	22	—	—	1	12	35
Total income (loss)	62	17	(1,159)	10	12	(1,058)
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	44	—	—	4	—	48
Prior period	(486)	(55)	—	3	(218)	(756)
Total net incurred losses and loss adjustment expenses	(442)	(55)	—	7	(218)	(708)
Policyholder benefit expenses	—	25	—	—	—	25
Amortization of net deferred charge assets	—	—	—	—	80	80
Acquisition costs	22	—	—	1	—	23
General and administrative expenses	143	7	37	2	142	331
Total expenses	(277)	(23)	37	10	4	(249)
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	339	40	(1,196)	—	8	(809)
Losses from equity method investments	—	—	(74)	—	—	(74)
SEGMENT INCOME (LOSS)	$ 339	$ 40	$ (1,270)	$ —	8	(883)
Interest expense					(89)	(89)
Net foreign exchange gains					15	15
Income tax benefit					12	12
NET LOSS						(945)
Net loss attributable to noncontrolling interests					75	75
NET LOSS ATTRIBUTABLE TO ENSTAR						(870)
Dividends on preferred shares					(36)	(36)
NET LOSS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (15)	$ (906)

[(1)] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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Consolidated Results by Segment - 2021

ENSTAR

	Year Ended December 31, 2021					
	Run-off	Assumed Life	Investments	Legacy Underwriting	Corporate and other [(1)]	Total
INCOME						
Net premiums earned	$ 182	$ 5	$ —	$ 58	$ —	$ 245
Net investment income	—	—	309	3	—	312
Net realized gains	—	—	(61)	—	—	(61)
Net unrealized gains (losses)	—	—	181	(3)	—	178
Other income (expense)	73	—	—	(15)	(16)	42
Net gain on purchase and sale of subsidiaries	—	—	—	—	73	73
Total income	255	5	429	43	57	789
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	144	2	—	26	—	172
Prior period	(338)	—	—	(6)	(59)	(403)
Total net incurred losses and loss adjustment expenses	(194)	2	—	20	(59)	(231)
Policyholder benefit expenses	—	(4)	—	—	1	(3)
Amortization of net deferred charge assets	—	—	—	—	55	55
Acquisition costs	44	—	—	13	—	57
General and administrative expenses	188	1	37	10	131	367
Total expenses	38	(1)	37	43	128	245
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	217	6	392	—	(71)	544
Earnings from equity method investments	—	—	93	—	—	93
SEGMENT INCOME (LOSS)	$ 217	$ 6	$ 485	$ —	(71)	637
Interest expense					(69)	(69)
Net foreign exchange gains					12	12
Income tax expense					(27)	(27)
NET EARNINGS						553
Net earnings attributable to noncontrolling interests					(15)	(15)
NET EARNINGS ATTRIBUTABLE TO ENSTAR						538
Dividends on preferred shares					(36)	(36)
NET (LOSS) EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (206)	$ 502

[(1)] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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| enstargroup.com 12 Prior Period Development (“PPD”) by Acquisition year PPD in Year Ended December 31, Acquisition Year 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 (in millions of U.S. dollars) (unaudited) 2012 and prior $ 259 $ 259 $ 239 $ 128 $ 90 $ 61 $ 72 $ 44 $ 34 $ 15 2013 (2) 30 43 32 43 46 14 16 9 (1) 2014(1) 30 18 18 34 (112) (110) 1 25 30 2015 87 301 42 79 28 20 21 12 2016 9 (34) 18 9 21 10 14 2017 84 98 (84) (50) 89 183 2018 33 42 18 45 58 2019 33 33 47 59 2020 (71) (27) (120) 2021 150 435 2022 71 $ 257 $ 319 $ 387 $ 488 $ 259 $ 223 $ 4 $ 32 $ 403 $ 756 Acquisition Year Cumulative PPD in Year Ended December 31, 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 (in millions of U.S. dollars) (unaudited) 2012 and prior $ 259 $ 518 $ 757 $ 885 $ 975 $ 1,036 $ 1,108 $ 1,152 $ 1,186 $ 1,201 2013 (2) 28 71 103 146 192 206 222 231 230 2014(1) 30 48 66 100 (12) (122) (121) (96) (66) 2015 87 388 430 509 537 557 578 590 2016 9 (25) (7) 2 23 33 47 2017 84 182 98 48 137 320 2018 33 75 93 138 196 2019 33 66 113 172 2020 (71) (98) (218) 2021 150 585 2022 71 (1) The 2014 acquisition year includes losses relating to our StarStone business when this business was actively managed within our Legacy Underwriting segment.

| enstargroup.com 13 Ultimate Losses % Acquired Losses by Acquisition Year Ultimate Losses for the Years Ended December 31, Assumed and Acquired net losses and LAE Acquisition Year Third Party Related Party and Transfers Between Acquisition Years Total 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 (in millions of U.S. dollars) (Unaudited) 2012 and prior(1) $ 2,738 $ — $ 2,738 $ 2,479 $ 2,220 $ 1,981 $ 1,853 $ 1,763 $ 1,702 $ 1,630 $ 1,586 $ 1,552 $ 1,537 2013 854 — 854 856 826 783 751 708 662 648 632 623 624 2014 1,057 — 1,057 1,027 1,009 991 957 1,069 1,179 1,178 1,153 1,123 2015 1,756 — 1,756 1,669 1,368 1,326 1,247 1,219 1,199 1,178 1,166 2016 1,357 — 1,357 1,348 1,382 1,364 1,355 1,334 1,324 1,310 2017 1,536 — 1,536 1,452 1,354 1,438 1,488 1,399 1,216 2018 2,757 — 2,757 2,724 2,682 2,664 2,619 2,561 2019 1,817 — 1,817 1,784 1,751 1,704 1,645 2020(2) 2,191 (782) 1,409 1,480 1,507 1,627 2021(3) 3,710 840 4,550 4,400 3,965 2022(2) 2,649 782 3,431 3,360 Ultimate Losses as a Percentage of Assumed and Acquired Net Loss Reserves Acquisition Year At End of Year of Acquisition Years thereafter: One Two Three Four Five Six Seven Eight Nine Ten (Unaudited) 2012 and prior 100% 91% 81% 72% 68% 64% 62% 60% 58% 57% 56% 2013 100% 97% 92% 88% 83% 78% 76% 74% 73% 73% 2014(4) 97% 95% 94% 91% 101% 112% 111% 109% 106% 2015 95% 78% 76% 71% 69% 68% 67% 66% 2016 99% 102% 101% 100% 98% 98% 97% 2017 95% 88% 94% 97% 91% 79% 2018 99% 97% 97% 95% 93% 2019 98% 96% 94% 91% 2020 105% 107% 115% 2021 97% 87% 2022 98% (1) For the 2012 and prior acquisition years, the net reserves shown are as at December 31, 2012, and are not the net reserves assumed and acquired. (2) $782m of Assumed and Acquired net losses and LAE relating to the Aspen ADC have been transferred from the 2020 to the 2022 acquisition year. Any PPD on this portfolio that occurred in the years ended December 31 2021 and 2020 has not been reclassified between periods. (3) 2021 Assumed and Acquired net losses and LAE - Related Party of $840 million relates to the acquisition of Enhanzed Re. (4) The 2014 acquisition year includes losses relating to our StarStone business when this business was actively managed within our Legacy Underwriting segment.

| enstargroup.com 14 Adjusted PPD by Acquisition Year* Adjusted PPD* in Year Ended December 31, Acquisition Year 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 (in millions of U.S. dollars) (Unaudited) 2012 and prior $ 293 $ 281 $ 254 $ 152 $ 104 $ 78 $ 86 $ 51 $ 39 $ 27 2013 (30) 10 21 19 22 30 6 9 3 2 2014 2 (37) 1 1 8 5 3 30 15 2015 92 306 45 81 30 21 22 13 2016 9 (37) 41 16 36 8 22 2017 114 87 — 39 34 30 2018 50 109 69 38 19 2019 33 130 92 54 2020 (71) (27) (120) 2021 142 356 2022 71 $ 263 $ 293 $ 330 $ 487 $ 249 $ 375 $ 285 $ 287 $ 381 $ 489 Acquisition Year Cumulative Adjusted PPD* in Year Ended December 31, 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 (in millions of U.S. dollars) (Unaudited) 2012 and prior $ 293 $ 574 $ 828 $ 980 $ 1,084 $ 1,162 $ 1,248 $ 1,299 $ 1,338 $ 1,365 2013 (30) (20) 1 20 42 72 78 87 90 92 2014 2 (35) (34) (33) (25) (20) (17) 13 28 2015 92 398 443 524 554 575 597 610 2016 9 (28) 13 29 65 73 95 2017 114 201 201 240 274 304 2018 50 159 228 266 285 2019 33 163 255 309 2020 (71) (98) (218) 2021 142 498 2022 71 * Non-GAAP financial measure. Refer to explanatory notes on pages 17 and 18 for further details. See also pages 27 and 28 for a reconciliation to the most directly comparable GAAP measure.

| enstargroup.com 15 Adjusted Ultimate Losses % Acquired Losses* Adjusted Assumed and Acquired net losses and LAE* Adjusted Ultimate Losses* for the Years Ended December 31, (1) Acquisition Year Third Party Related Party and Transfers Between Acquisition Years Total 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 (in millions of U.S. dollars) (Unaudited) 2012 and prior(1) $ 2,950 $ — $ 2,950 $ 2,657 $ 2,376 $ 2,122 $ 1,970 $ 1,866 $ 1,788 $ 1,702 $ 1,651 $ 1,612 $ 1,585 2013 626 — 626 656 646 625 606 584 554 548 539 536 534 2014 411 — 411 409 446 445 444 436 431 428 398 383 2015 1,782 — 1,782 1,690 1,384 1,339 1,258 1,228 1,207 1,185 1,172 2016 1,495 — 1,495 1,486 1,523 1,482 1,466 1,430 1,422 1,400 2017 1,719 — 1,719 1,605 1,518 1,518 1,479 1,445 1,415 2018 2,921 — 2,921 2,871 2,762 2,693 2,655 2,636 2019 2,340 — 2,340 2,307 2,177 2,085 2,031 2020(2) 2,205 (782) 1,423 1,494 1,521 1,641 2021(3) 3,709 1,611 5,320 5,178 4,822 2022(2) 2,649 782 3,431 3,360 Adjusted Ultimate Losses* as a Percentage of Adjusted Assumed and Acquired Net Loss Reserves* At End of Year of Acquisition Years thereafter: Acquisition Year One Two Three Four Five Six Seven Eight Nine Ten (Unaudited) 2012 and prior 100% 90% 81% 72% 67% 63% 61% 58% 56% 55% 54% 2013 105% 103% 100% 97% 93% 88% 88% 86% 86% 85% 2014 100% 109% 108% 108% 106% 105% 104% 97% 93% 2015 95% 78% 75% 71% 69% 68% 66% 66% 2016 99% 102% 99% 98% 96% 95% 94% 2017 93% 88% 88% 86% 84% 82% 2018 98% 95% 92% 91% 90% 2019 99% 93% 89% 87% 2020 105% 107% 115% 2021 97% 91% 2022 98% (1) For the 2012 and prior acquisition year, the adjusted net reserves shown are as at December 31, 2012 and are not the adjusted net reserves assumed and acquired. (2) $782m of Assumed and Acquired net losses and LAE relating to the Aspen ADC have been transferred from the 2020 to the 2022 acquisition year. Any PPD on this portfolio that occurred in the years ended December 31 2021 and 2020 has not been reclassified between periods. (3) 2021 Adjusted Assumed and Acquired net losses and LAE - Related Party of $1,611 million relates to the acquisition of Enhanzed Re and the transfer of StarStone International into the Run-Off segment. * Non-GAAP financial measure. Adjusted ultimate losses presented in the table represent the cumulative impact on adjusted acquired & assumed net loss reserves of adjusted PPD. Reconciliations of adjusted acquired and assumed net loss reserves and adjusted PPD are included on pages 27 to 29 in the Non-GAAP measures section.

| enstargroup.com 16 Capital Position & Credit Ratings Credit ratings (1) Standard and Poor’s Fitch Ratings Long-term issuer BBB (Outlook: Positive) BBB+ (Outlook: Stable) 2029 Senior Notes BBB BBB 2031 Senior Notes BBB- BBB 2040 and 2042 Junior Subordinated Notes BB+ BBB- Series D and E Preferred Shares BB+ BBB- (1) Credit ratings are provided by third parties, Standard & Poor’s and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies’ websites and other publications. Total Capitalization $6,794 $8,423 $4,191 $5,813 $510 $510 $264 $409 $1,829 $1,691 26.9% 20.1% 34.4% 26.1% Debt and Series D and E Preferred Shares to total capitalization Debt to total capitalization Debt obligations NCI and RNCI Series D and E Preferred Shares Ordinary shareholders' equity 2022 2021 Total Capitalization Attributable to Enstar $6,530 $8,014 $4,191 $5,813 $510 $510 $1,829 $1,691 28.0% 21.1% 35.8% 27.5% Debt and Series D and E Preferred Shares to total capitalization attributable to Enstar Debt to total capitalization attributable to Enstar Debt obligations Series D and E Preferred Shares Ordinary shareholders' equity 2022 2021

17 Non-GAAP Measures Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted book value per ordinary share Total Enstar ordinary shareholders' equity Divided by Number of ordinary shares outstanding, adjusted for: -the ultimate effect of any dilutive securities on the number of ordinary shares outstanding Increases the number of ordinary shares to reflect the exercise of equity awards granted but not yet vested as, over the long term, this presents both management and investors with a more economically accurate measure of the realizable value of shareholder returns by factoring in the impact of share dilution. We use this non-GAAP measure in our incentive compensation program. Adjusted return on equity (%) Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented. We eliminate the impact of net realized and unrealized (gains) losses on fixed maturity investments and funds-held directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as: • we typically hold most of our fixed income securities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and • removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option. Therefore, we believe that excluding their impact on our earnings improves comparability of our core operational performance across periods. We include fair value adjustments as non-GAAP adjustments to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as they are non-cash charges that are not reflective of the impact of our claims management strategies on our loss portfolios. We eliminate the net gain (loss) on the purchase and sales of subsidiaries and net earnings from discontinued operations, as these items are not indicative of our ongoing operations. We use this non-GAAP measure in our incentive compensation program. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net earnings (loss) attributable to Enstar ordinary shareholders, adjusted for: -net realized and unrealized (gains) losses on fixed maturity investments and funds held- directly managed, -change in fair value of insurance contracts for which we have elected the fair value option (1), -amortization of fair value adjustments, -net gain/loss on purchase and sales of subsidiaries (if any), -net earnings from discontinued operations (if any), -tax effects of adjustments, and -adjustments attributable to noncontrolling interests Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -net unrealized gains (losses) on fixed maturity investments and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (1), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any) Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in earnings for the applicable period divided by period average adjusted total investable assets. Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy. Provides a consistent measure of investment returns as a percentage of all assets generating investment returns. We adjust our investment returns to eliminate the impact of the change in fair value of fixed income securities (both credit spreads and interest rates), as we typically hold most of these investments until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. Adjusted total investment return ($) (numerator) Total investment return (dollars), adjusted for: -net realized and unrealized (gains) losses on fixed maturity investments and funds held- directly managed; and -unrealized (gains) losses on fixed income securities, AFS included within OCI, net of reclassification adjustments and excluding foreign exchange. Adjusted average aggregate total investable assets (denominator) Total average investable assets, adjusted for: -net unrealized (gains) losses on fixed income securities, AFS included within AOCI -net unrealized (gains) losses on fixed income securities, trading (1) Comprises the discount rate and risk margin components.

Non-GAAP Measures (continued)

Non-GAAP Measure	Definition	Purpose of Non-GAAP Measure over GAAP Measure
Adjusted run-off liability earnings (%)	Adjusted PPD divided by average adjusted net loss reserves	Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful and comparable measurement of the impact of our claims management strategies on our loss portfolios across acquisition years and also to our overall financial periods. We use this measure to evaluate the impact of our claims management strategies because it provides visibility into our ability to settle our claims obligations for amounts less than our initial estimate at the point of acquiring the obligations. The following components of periodic recurring net incurred losses and LAE and net loss reserves are not considered key components of our claims management performance for the following reasons: • The results of our Legacy Underwriting segment have been economically transferred to a third party primarily through use of reinsurance and a Capacity Lease Agreement[2]; as such, the results are not a relevant contribution to Adjusted RLE, which is designed to analyze the impact of our claims management strategies; • The results of our Assumed Life segment relate only to our exposure to active property catastrophe business; as this business is not in run-off, the results are not a relevant contribution to Adjusted RLE; • The change in fair value of insurance contracts for which we have elected the fair value option[1] has been removed to support comparability between the two acquisition years for which we elected the fair value option in reserves assumed and the acquisition years for which we did not make this election (specifically, this election was only made in the 2017 and 2018 acquisition years and the election of such option is irrevocable); and • The amortization of fair value adjustments are non-cash charges that obscure our trends on a consistent basis. We include our performance in managing claims and estimated future expenses on our defendant A&E liabilities because such performance is relevant to assessing our claims management strategies even though such liabilities are not included within the loss reserves. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions.
Adjusted prior period development *(numerator)*	Prior period net incurred losses and LAE, adjusted to: *Remove[3]:* -Legacy Underwriting *and* Assumed Life *operations,* *-amortization of fair value adjustments,* *-change in fair value of insurance contracts for which we have elected the fair value option [1],* *and* *Add:* *-the reduction/(increase) in estimates of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities.*	
Adjusted net loss reserves *(denominator)*	Net losses and LAE, adjusted to: *Remove[3]:* -Legacy Underwriting *and* Assumed Life *net loss reserves,* *-current period net loss reserves,* *-net fair value adjustments associated with the acquisition of companies,* *-the fair value adjustments for contracts for which we have elected the fair value option [1]* *and* *Add:* *-net nominal defendant A&E liability exposures and estimated future expenses*	

(1) Comprises the discount rate and risk margin components.

(2) As described in Note 5 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022.

(3) Effective for 2022, we are no longer excluding ULAE as it relates to our losses and LAE liabilities and are now including estimated future expenses as it relates to our defendant A&E liabilities in the calculation of Adjusted RLE*, as these provisions are related to our insurance liabilities and contribute to our claims management performance. The comparative periods in 2021 and 2020 have been adjusted accordingly.

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Reconciliation to Adjusted Book Value Per Share

ENSTAR

	For the Year Ended December 31,																								
	2022							2021										2020							
	Equity [(1)]		Ordinary Shares		Per Share Amount			Equity [(1)]		Ordinary Shares		Per Share Amount						Equity [(1)]		Ordinary Shares		Per Share Amount			
	(in millions of U.S. dollars, except share and per share data)																								
Book value per ordinary share	$	4,191	17,022,420	$	246.20	$		5,813		17,657,944	$	329.20	$					6,326		21,519,602	$	293.97			
Non-GAAP adjustments:																									
Share-based compensation plans		—	218,171					—		315,205								—		298,095					
Warrants		—	—					—		—								20		175,901					
Adjusted book value per ordinary share*	$	4,191	17,240,591	$	243.09	$		5,813		17,973,149	$	323.43	$					6,346		21,993,598	$	288.56			

	For the Year Ended December 31,									
	2019					2018				
	Equity [(1)]		Ordinary Shares		Per Share Amount	Equity [(1)]		Ordinary Shares		Per Share Amount
	(in millions of U.S. dollars, except share and per share data)									
Book value per ordinary share	$	4,490	21,511,505	$	208.73	$	3,546	21,459,997	$	165.23
Non-GAAP adjustments:										
Share-based compensation plans		—	302,565				—	245,165		
Warrants		20	175,901				20	175,901		
Adjusted book value per ordinary share*	$	4,510	21,989,971	$	205.11	$	3,566	21,881,063	$	162.98

[(1)] Equity comprises Enstar ordinary shareholders' equity, which is calculated as Enstar shareholders' equity less preferred shares ($510 million as of December 31, 2022, 2021, 2020, 2019, and 2018, respectively), prior to any non-GAAP adjustments.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Return on Equity - Q4 2022 and Q4 2021

	Three Months Ended December 31,					
	2022			2021		
	Net (loss) earnings [1]	Opening equity [1]	(Adj) ROE	Net (loss) earnings [1]	Opening equity [1]	(Adj) ROE
Net (loss) earnings/Opening equity/ROE [1]	$ 227	$ 3,866	5.9 %	$ 120	$ 5,749	2.1 %
Non-GAAP adjustments:						
Net realized and unrealized losses (gains) on fixed maturity investments and funds held - directly managed / Net unrealized losses (gains) on fixed maturity investments and funds held - directly managed [2]	20	1,926		27	(176)	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [3]	28	(305)		(6)	(100)	
Amortization of fair value adjustments / Fair value adjustments	(29)	(95)		3	(109)	
Net gain on purchase and sales of subsidiaries	—	—		(11)	—	
Tax effects of adjustments [4]	(1)	—		(3)	—	
Adjustments attributable to noncontrolling interests [5]	(21)	—		2	—	
Adjusted operating (loss) income/Adjusted opening equity/Adjusted ROE*	$ 224	$ 5,392	4.2 %	$ 132	$ 5,364	2.5 %

[1] Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million as of September 30, 2022 and 2021), prior to any non-GAAP adjustments.

[2] Represents the net realized and unrealized losses (gains) related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance.

[3] Comprises the discount rate and risk margin components.

[4] Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

[5] Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Return on Equity - 2022, 2021 and 2020

ENSTAR

For the Year Ended December 31,

	2022			2021			2020		
	Net (loss) earnings [1]	Opening Equity [1]	(Adj) ROE	Net earnings [1]	Opening Equity [1]	(Adj) ROE	Net earnings [1]	Opening Equity [1]	(Adj) ROE
Net (loss) earnings/Opening equity/ROE [1]	$ (906)	$ 5,813	(15.6)%	$ 502	$ 6,326	7.9 %	$ 1,723	$ 4,490	38.4 %
Non-GAAP adjustments:									
Net realized and unrealized losses on fixed maturity investments and funds held - directly managed / Net unrealized gains on fixed maturity investments and funds held - directly managed [2]	1,181	(89)		210	(560)		(306)	(277)	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [3]	(200)	(107)		(75)	(33)		119	(130)	
Amortization of fair value adjustments / Fair value adjustments	(18)	(106)		16	(128)		27	(152)	
Net gain on purchase and sales of subsidiaries	—	—		(73)	—		(3)	—	
Net earnings from discontinued operations / Net assets of entities classified as held for sale and discontinued operations	—	—		—	—		(16)	(266)	
Tax effects of adjustments [4]	(7)	—		(21)	—		23	—	
Adjustments attributable to noncontrolling interests [5]	(111)	—		6	—		13	109	
Adjusted net (loss) earnings/Adjusted opening equity/Adjusted ROE*	$ (61)	$ 5,511	(1.1)%	$ 565	$ 5,605	10.1 %	$ 1,580	$ 3,774	41.9 %

(1) Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million as of December 31, 2021, 2020 and 2019), prior to any non-GAAP adjustments.

(2) Represents the net realized and unrealized losses (gains) related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance.

(3) Comprises the discount rate and risk margin components.

(4) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

(5) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Return on Equity - 2019 and 2018

	For the Year Ended December 31,					
	2019			2018		
	Net earnings [1]	Opening Equity [1] [6]	(Adj) ROE	Net (loss) earnings [1]	Opening Equity [1] [6]	(Adj) ROE
	(in millions of U.S. dollars)					
Net (loss) earnings/Opening equity/ROE [1]	$ 906	$ 3,546	25.5 %	$ (166)	$ 3,295	(5.0)%
Non-GAAP adjustments:						
Net realized and unrealized losses (gains) on fixed maturity investments and funds held - directly managed / Unrealized (losses) gains on fixed maturity investments and funds held - directly managed [2]	(516)	227		237	(101)	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [3]	117	(244)		7	(183)	
Amortization of fair value adjustments / Fair value adjustments	51	(199)		7	(104)	
Net earnings from discontinued operations / Net assets of entities classified as held for sale and discontinued operations	(7)	(210)		(1)	(157)	
Tax effects of adjustments [4]	36	—		(18)	—	
Adjustments attributable to noncontrolling interests [5]	15	86		3	65	
Adjusted net (loss) earnings/Adjusted opening equity/Adjusted ROE*	$ 602	$ 3,206	18.8 %	$ 69	$ 2,815	2.4 %

[1] Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million as of December 31, 2018), prior to any non-GAAP adjustments.

[2] Represents the net realized and unrealized gains and losses related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance.

[3] Comprises the discount rate and risk margin components.

[4] Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

[5] Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate.

[6] The 2017 and 2018 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

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22

Reconciliation to Adjusted Run-off Liability Earnings - 2022 and 2021

	Year Ended December 31, 2022	As of December 31, 2022	As of December 31, 2021	December 31, 2022	Year Ended December 31, 2022
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
	(in millions of U.S. dollars)				
PPD/net loss reserves/RLE	$ 756	$ 12,011	$ 11,926	$ 11,969	6.3 %
Non-GAAP Adjustments:					
Net loss reserves - current period	—	(45)	—	(23)	
Assumed Life	(55)	—	(181)	(91)	
Legacy Underwriting	3	(135)	(153)	(144)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	(18)	124	106	115	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	(200)	294	107	201	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	2	572	573	573	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	35	37	36	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 489	$ 12,856	$ 12,415	$ 12,636	3.9 %

	Year Ended December 31, 2021	As of December 31, 2021	As of December 31, 2020	December 31, 2021	Year Ended December 31, 2021
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
	(in millions of U.S. dollars)				
PPD/net loss reserves/RLE	$ 403	$ 11,926	$ 8,763	$ 10,344	3.9 %
Non-GAAP Adjustments:					
Net loss reserves - current period	—	(143)	—	(72)	
Assumed Life	—	(179)	—	(90)	
Legacy Underwriting	(6)	(140)	(955)	(548)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	16	106	128	117	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	(75)	107	33	70	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	38	573	615	594	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	5	37	43	40	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 381	$ 12,287	$ 8,627	$ 10,455	3.6 %

[(1)] Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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23

Reconciliation to Adjusted Run-off Liability Earnings - 2020 and 2019

	Year Ended December 31, 2020	As of December 31, 2020	As of December 31, 2019	As of December 31, 2020	Year Ended December 31, 2020
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
		(in millions of U.S. dollars)			
PPD/Net loss reserves/RLE	$ 32	$ 8,763	$ 7,941	$ 8,352	0.4 %
Non-GAAP Adjustments:					
Net loss reserves - current period	—	(273)	—	(137)	
Legacy Underwriting	(4)	(702)	(1,184)	(943)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	28	128	152	140	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	119	33	130	82	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	103	615	561	588	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	9	43	52	48	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 287	$ 8,607	$ 7,652	$ 8,129	3.5 %

	Year Ended December 31, 2019	As of December 31, 2019	As of December 31, 2018	As of December 31, 2019	Year Ended December 31, 2019
	PPD	Net loss reserves	Net loss reserves [(2)]	Average net loss reserves [(2)]	RLE %
		(in millions of U.S. dollars)			
PPD/Net loss reserves/RLE	$ 4	$ 7,941	$ 7,341	$ 7,641	0.1 %
Non-GAAP Adjustments:					
Net loss reserves - current period	—	(401)	—	(201)	
Legacy Underwriting	106	(842)	(1,162)	(1,002)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	51	152	199	176	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	117	130	244	187	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	4	561	84	323	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	3	52	20	36	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 285	$ 7,593	$ 6,726	$ 7,160	4.0 %

(1) Comprises the discount rate and risk margin components.
(2) The 2018 balance sheet has not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.
* Non-GAAP financial measure.

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24

Reconciliation to Adjusted Run-off Liability Earnings - 2018

ENSTAR

	Year Ended December 31, 2018	As of December 31, 2018	As of December 31, 2017	As of December 31, 2018	Year Ended December 31, 2018
	PPD	Net loss reserves [2]	Net loss reserves [2]	Average net loss reserves [2]	RLE %
	(in millions of U.S. dollars)				
PPD/Net loss reserves/RLE	$ 223	$ 7,341	$ 5,528	$ 6,435	3.5 %
Non-GAAP Adjustments:					
Net loss reserves - current period	—	(357)	—	(179)	
Legacy Underwriting	115	(818)	(946)	(882)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	7	199	103	151	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	7	244	183	213	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	23	84	113	99	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	—	20	—	10	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 375	$ 6,713	$ 4,981	$ 5,847	6.4 %

[1] Comprises the discount rate and risk margin components.

[2] The 2017 and 2018 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Total Investment Return

ENSTAR

	For the Three Months Ended December 31, 2022	For the Three Months Ended December 31, 2021	For the Year Ended December 31, 2022	2021	2020	2019	2018
Investment results							
Net investment income	$ 153	$ 81	$ 455	$ 312	$ 303	$ 308	$ 262
Net realized (losses) gains	(24)	(62)	(135)	(61)	19	5	(1)
Net unrealized gains (losses)	39	68	(1,479)	178	1,623	1,007	(407)
Earnings (losses) from equity method investments	(86)	(8)	(74)	93	239	56	42
Other comprehensive income:							
Unrealized gains (losses) on fixed income securities, AFS, net of reclassification adjustments excluding foreign exchange	87	(26)	(570)	(100)	70	(3)	(2)
TIR ($)	$ 169	$ 53	$ (1,803)	$ 422	$ 2,254	$ 1,373	$ (106)
Non-GAAP adjustments:							
Net realized and unrealized losses (gains) on fixed maturity investments and funds held-directly managed	20	27	1,181	210	(306)	(516)	237
Unrealized (losses) gains on fixed income securities, AFS, net of reclassification adjustments excluding foreign exchange	(87)	26	570	100	(70)	3	2
Adjusted TIR ($)*	$ 102	$ 106	$ (52)	$ 732	$ 1,878	$ 860	$ 133
Total investments	14,628	17,276	14,628	17,276	15,257	12,620	11,242
Cash and cash equivalents, including restricted cash and cash equivalents	1,330	2,092	1,330	2,092	1,373	971	983
Funds held by reinsured companies	3,582	2,340	3,582	2,340	636	476	321
Total investable assets	$ 19,540	$ 21,708	$ 19,540	$ 21,708	$ 17,266	$ 14,067	$ 12,546
Average aggregate invested assets, at fair value (1)	$ 19,503	$ 21,569	$ 20,079	$ 20,840	$ 15,443	$ 13,758	$ 10,332
Annualized TIR % (2)	3.5 %	1.0 %	(9.0)%	2.0 %	14.6 %	10.0 %	(1.0)%
Non-GAAP adjustment:							
Net unrealized losses (gains) on fixed maturities, AFS investments included within AOCI and net unrealized losses (gains) on fixed maturities, trading instruments	1,827	(89)	1,827	(89)	(560)	(275)	222
Adjusted investable assets*	$ 21,367	$ 21,619	$ 21,367	$ 21,619	$ 16,706	$ 13,792	$ 12,768
Adjusted average aggregate invested assets, at fair value (3)	$ 21,380	$ 21,438	$ 21,165	$ 20,561	$ 15,153	$ 13,646	$ 10,393
Annualized adjusted TIR %* (4)	1.9 %	2.0 %	(0.2)%	3.6 %	12.4 %	6.3 %	1.3 %

(1) This amount is a two period average of the total investable assets for the three months ended December 31, 2022 and 2021, respectively, and a five period average for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

(2) Annualized TIR % is calculated by dividing the annualized TIR ($) by average aggregate invested assets, at fair value.

(3) This amount is a two period average of the total investable assets for the three months ended December 31, 2022 and 2021, respectively, and a five period average for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively, as presented above.

(4) Annualized adjusted TIR %* is calculated by dividing the annualized adjusted TIR* ($) by adjusted average aggregate invested assets, at fair value*.

*Non-GAAP measure.

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Reconciliation of PPD by Acquisition Year

ENSTAR

Acquisition year		2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
		PPD in year ended December 31 (in millions of U.S. dollars)									
2012 and prior	**PPD**	259	259	239	128	90	61	72	44	34	15
	FVA	34	22	15	24	14	17	14	7	5	12
2012 and prior	**Adjusted PPD**	293	281	254	152	104	78	86	51	39	27
2013	**PPD**	(2)	30	43	32	43	46	14	16	9	(1)
	Legacy	—	(19)	(22)	(13)	(21)	(14)	(8)	(7)	(6)	3
	FVA	(28)	(1)	—	—	—	(2)	—	—	—	—
2013	**Adjusted PPD**	(30)	10	21	19	22	30	6	9	3	2
2014	**PPD**	—	30	18	18	34	(112)	(110)	1	25	30
	Legacy	—	(11)	(39)	(14)	(27)	127	115	3	8	(14)
	FVA	—	(17)	(16)	(3)	(6)	(7)	—	(1)	(3)	(1)
2014	**Adjusted PPD**	—	2	(37)	1	1	8	5	3	30	15
2015	**PPD**	—	—	87	301	42	79	28	20	21	12
	FVA	—	—	5	5	3	2	2	1	1	1
2015	**Adjusted PPD**	—	—	92	306	45	81	30	21	22	13
2016	**PPD**	—	—	—	9	(34)	18	9	21	10	14
	Defendant A&E	—	—	—	—	—	23	4	13	(4)	7
	Defendant A&E ULAE	—	—	—	—	(3)	—	3	2	2	1
2016	**Adjusted PPD**	—	—	—	9	(37)	41	16	36	8	22
2017	**PPD**	—	—	—	—	84	98	(84)	(50)	89	183
	FVO	—	—	—	—	30	(11)	84	89	(55)	(153)
2017	**Adjusted PPD**	—	—	—	—	114	87	—	39	34	30
2018	**PPD**	—	—	—	—	—	33	42	18	45	58
	Legacy	—	—	—	—	—	2	(1)	—	—	—
	FVO	—	—	—	—	—	18	33	30	(20)	(47)
	FVA	—	—	—	—	—	(3)	35	21	13	8
2018	**Adjusted PPD**	—	—	—	—	—	50	109	69	38	19
2019	**PPD**	—	—	—	—	—	—	33	33	47	59
	Defendant A&E	—	—	—	—	—	—	—	90	42	(5)
	Defendant A&E ULAE	—	—	—	—	—	—	—	7	3	—
2019	**Adjusted PPD**	—	—	—	—	—	—	33	130	92	54

* Non-GAAP financial measure. Cumulative Adjusted PPD on page 14 is merely the sum of the relevant numbers in the table above.

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| enstargroup.com 28 Reconciliation of PPD by Acquisition Year (continued) * Non-GAAP financial measure. Cumulative Adjusted PPD on page 14 is merely the sum of the relevant numbers in the table above. PPD in year ended December 31 Acquisition year 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 (in millions of U.S. dollars) 2020 PPD — — — — — — — (71) (27) (120) 2020 Adjusted PPD — — — — — — — (71) (27) (120) 2021 PPD — — — — — — — — 150 435 Legacy — — — — — — — — (8) 14 Assumed Life — — — — — — — — — (55) FVA — — — — — — — — — (38) 2021 Adjusted PPD — — — — — — — — 142 356 2022 PPD — — — — — — — — — 71 2022 Adjusted PPD — — — — — — — — — 71 All Acquisition Years PPD 257 319 387 488 259 223 4 32 403 756 Legacy — (30) (61) (27) (48) 115 106 (4) (6) 3 Assumed Life — — — — — — — — — (55) FVO — — — — 30 7 117 119 (75) (200) FVA 6 4 4 26 11 7 51 28 16 (18) Defendant A&E — — — — — 23 4 103 38 2 Defendant A&E ULAE — — — — (3) — 3 9 5 1 All Acquisition Years Adjusted PPD 263 293 330 487 249 375 285 287 381 489

Reconciliation of Assumed and Acquired Reserves

ENSTAR

Acquisition year	Assumed and Acquired net losses and LAE	Non-GAAP Adjustments [(2)]: Enhanzed Re	Legacy Underwriting	Fair value adjustments - acquired companies	Fair value adjustments - fair value option	Net Defendant A&E Liabilities	Transfer from Legacy Underwriting [(3)]	Adjusted Assumed and Acquired net losses and LAE*	Adjusted Assumed and Acquired net losses and LAE*: Third Party	Related Party	Total*
2012 and prior reserves as at Dec 31 2012 [(1)]	$ 2,738	$ —	$ —	$ 212	$ —	$ —	$ —	$ 2,950	$ 2,950	$ —	$ 2,950
2013	854	—	(200)	(28)	—	—	—	626	626	—	626
2014	1,057	—	(592)	(54)	—	—	—	411	411	—	411
2015	1,756	—	—	26	—	—	—	1,782	1,782	—	1,782
2016	1,357	—	—	—	—	138	—	1,495	1,495	—	1,495
2017	1,536	—	(32)	1	214	—	—	1,719	1,719	—	1,719
2018	2,757	—	(16)	102	78	—	—	2,921	2,921	—	2,921
2019	1,817	—	—	—	—	523	—	2,340	2,340	—	2,340
2020[(4)]	1,409	—	—	—	14	—	—	1,423	1,423	—	1,423
2021	4,550	(221)	—	36	—	—	955	5,320	3,709	1,611	5,320
2022[(4)]	3,431	—	—	—	—	—	—	3,431	3,431	—	3,431

(1) For the 2012 and prior acquisition years, the net reserves shown are as at December 31, 2012, and are not the net reserves assumed and acquired.
(2) This reconciliation excludes any adjustment for current accident year loss reserves as it references only reserves assumed and acquired by Enstar.
(3) Represents the transfer of StarStone International net losses and LAE from Legacy Underwriting to Run-off segment effective January 1, 2021.
(4) $782m of Assumed and Acquired net losses and LAE relating to the Aspen ADC have been transferred from the 2020 to the 2022 acquisition year.
* Non-GAAP financial measure.

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Investment Composition - 2022

ENSTAR

	December 31, 2022		Other Investments									Equities			
			Hedge Funds	Fixed income funds	Equity funds	Private equity funds	CLO equities	CLO equity funds	Private credit funds	Real estate debt fund	Other[1]	Publicly traded equities	Exchange-traded funds	Privately held equities	Cash[2]
Short-term and fixed maturity investments, trading and AFS and funds held - directly managed	$ 9,631	49.3 %													
Other assets included within funds held - directly managed	54	0.3 %													
Equities															
Publicly traded equities	385	2.0 %										385			
Exchange-traded funds	507	2.6 %		68									439		
Privately held equities	358	1.8 %		52			25		178					103	
Total	1,250	6.4 %	— %	10 %	— %	— %	2 %	— %	14 %	— %	— %	31 %	35 %	8 %	— %
Other investments															
Hedge funds [1]	549	2.8 %	468	81											
Fixed income funds	547	2.8 %		547											
Equity funds	3	— %										3			
Private equity funds	1,282	6.6 %		159		825			96	59	28	13	58	6	38
CLO equities	148	0.8 %					148								
CLO equity funds	203	1.0 %					203								
Private credit funds	362	1.9 %							362						
Real estate debt fund	202	1.0 %								202					
Total	3,296	16.9 %	14 %	24 %	— %	25 %	11 %	— %	14 %	8 %	1 %	— %	2 %	— %	1 %
Equity method investments	397	2.0 %													
Total investments	14,628	74.9 %													
Cash and cash equivalents (including restricted cash)	1,330	6.8 %													
Funds held by reinsured companies	3,582	18.3 %													
Total investable assets	$ 19,540	100.0 %													

[1] Infrastructure in fund format.

[2(Cash and cash equivalents.

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| enstargroup.com 31 Investment Composition - 2021 Other Investments Equities December 31, 2021 Hedge Funds Fixed income funds Equity funds Private equity funds CLO equities CLO equity funds Private credit funds Real estate debt fund Publicly traded equities Exchange- traded funds Privately held equities Short-term and fixed maturity investments, trading and AFS and funds held - directly managed $ 12,254 56.4 % Other assets included within funds held - directly managed 201 0.9 % Equities Publicly traded equities 281 1.3% 281 Exchange-traded funds 1,342 6.2% 969 373 Privately held equities 372 1.7% 64 11 32 25 240 Total 1,995 9.2% — % 52% — % — % 2% — % 1% — % 14% 19% 12 % Other investments Hedge funds (1) 291 1.3% 291 Fixed income funds 573 2.6% 573 Equity funds 5 — % 5 Private equity funds 752 3.5% 631 85 33 3 CLO equities 161 0.7% 161 CLO equity funds 207 1.0% 207 Private credit funds 275 1.3% 275 Real estate debt fund 69 0.3% 69 Total 2,333 10.7% 12% 25% — % 27% 16% — % 16% 4% — % — % — % Equity method investments 493 2.3 % Total investments 17,276 79.6 % Cash and cash equivalents (including restricted cash) 2,092 9.6 % Funds held by reinsured companies 2,340 10.8 % Total investable assets $ 21,708 100.0%